Fees Summary	Aug. 19, 2025 USD ($)
Fees Summary [Line Items]
Previously Paid Amount	$ 0.00
Total Fee Amount	8,318.05
Total Transaction Valuation	54,330,799.26
Total Offset Amount	0.00
Net Fee	$ 8,318.05